Exhibit 99.1

Contact:	John Oxford	Stuart Johnson
	Vice President	Senior Executive Vice President
	Director of External Affairs	Chief Financial Officer
	(662) 680-1219	(662) 680-1472
	joxford@renasant.com	stuartj@renasant.com

RENASANT CORPORATION ANNOUNCES

2008 THIRD QUARTER EARNINGS RESULTS

TUPELO, MISSISSIPPI (October 21, 2008) – Renasant Corporation (NASDAQ: RNST) (the “Company”) today announced its earnings results for the third quarter of 2008. Net income for the third quarter of 2008 was $7,558,000 as compared to $8,297,000 for the third quarter of 2007. Basic and diluted earnings per share were $0.36 for the third quarter of 2008 compared to basic and diluted earnings per share of $0.39 for the third quarter of 2007.

“Despite the current financial crisis’ impact on the banking industry, we were pleased to see past strategies resulting in growth in both our net interest income and noninterest income during the third quarter of 2008 as compared to the third quarter of 2007,” commented Renasant Chairman and Chief Executive Officer, E. Robinson McGraw. “We are also taking steps that we believe are prudent in today’s economic environment to enhance our earnings in the future. Specifically, we have continued to reduce our construction loan portfolio, provided nearly twice as much provision for loan losses over actual charge-offs and managed our funding sources to preserve margin.”

Total assets as of September 30, 2008 were approximately $3.7 billion as compared to approximately $3.6 billion at December 31, 2007. Total loans were approximately $2.5 billion at the end of the third quarter of 2008 as compared to approximately $2.6 billion at December 31, 2007. Total deposits were approximately $2.4 billion at September 30, 2008 as compared to approximately $2.5 billion at December 31, 2007.

“The obvious downturns in the credit market along with a difficult interest rate environment, narrowing spreads, and high competition for deposits have all produced a very tough banking climate for the second half of 2008,” commented McGraw. “We have intentionally replaced higher costing deposits with lower costing alternatives. As a result, our interest expense is down approximately $900,000 on a linked quarter basis and down approximately $7.9 million for the third quarter of 2008 as compared to the same period last year.”

Stockholders’ equity was $406,267,000 at September 30, 2008 as compared to $399,073,000 at December 31, 2007. The changes in stockholders’ equity reflect earnings, dividends paid and changes in unrealized gains and losses on investment securities available for sale. As of September 30, 2008, the Company’s regulatory capital ratios were in excess of “well-capitalized” regulatory requirements.

“We are committed to growing shareholders’ equity to support future dividend payments and balance sheet growth,” added McGraw. “This commitment has proven to be valuable in the current economic environment in protecting our shareholders’ value.”

Net interest income was $27,941,000 for the third quarter of 2008 compared to $26,698,000 for the same period in 2007 and $27,502,000 on a linked quarter basis for June 30, 2008. Net interest margin was 3.45% for the third quarter of 2008 as compared to 3.52% for the third quarter of 2007 and 3.43% for the second quarter of 2008.

Noninterest income was $13,644,000 for the third quarter of 2008 as compared to $13,446,000 for the third quarter of 2007 and $13,790,000 on a linked quarter basis.

“Our noninterest income continues to be a stable source of revenue as our diversified range of products provides us ways to generate noninterest income through fees from loans, deposits, insurance, wealth management, treasury management and our mortgage lending division,” stated McGraw.

Noninterest expense was $27,784,000 for the third quarter of 2008 as compared to $26,689,000 for the third quarter of 2007 and $27,698,000 on a linked quarter basis.

Non-performing loans (loans 90 days or more past due and nonaccrual loans) totaled $29,655,000 at September 30, 2008 compared to $26,621,000 at June 30, 2008 and $16,277,000 at December 31, 2007. Non-performing loans as a percentage of total loans were 1.17% at September 30, 2008 compared to 1.05% at June 30, 2008 and 0.63% at December 31, 2007.

The Company’s loans 30 to 89 days past due, as a percentage of total loans, were 1.17% at the end of the third quarter of 2008 as compared to 1.23% at June 30, 2008 and 1.08% at December 31, 2007. The allowance for loan losses as a percentage of loans was 1.11% at September 30, 2008 as compared to 1.05% at June 30, 2008, and 1.02% at December 31, 2007.

Other real estate owned (OREO) was $21,901,000 at September 30, 2008 compared to $13,111,000 at June 30, 2008 and $8,584,000 at December 31, 2007. On a linked quarter basis,

the increase in OREO was primarily due to the Company taking possession of property totaling $7.8 million which secured a single relationship.

Annualized net charge-offs as a percentage of average loans were 0.25% for the third quarter of 2008 as compared to 0.43% on a linked quarter basis, 0.06% for the third quarter of 2007 and 0.36% for December 31, 2007. The provision for loan losses was $3,000,000 for the third quarter of 2008 as compared to $1,313,000 for the same period in 2007.

“Credit deterioration is a harsh reality of the current economic environment. Because of this, we believed it to be prudent to provide an amount to our allowance for loan losses this quarter that almost doubled the amount that was charged off during this period. Despite the continuous burden of the current global credit crisis and the yet to be known overall impact of the government’s financial relief program, we will continue to focus on sustaining long term growth and profitability,” stated McGraw. “ Further, we believe we have the right team in place with the proper tools and prudent lending polices to manage through this economic downturn.”

CONFERENCE CALL INFORMATION:

A live audio webcast of a conference call with analysts will be available beginning at 10:00 a.m. Eastern time on Wednesday, October 22, 2008, through the Company’s website: www.renasant.com, and through Thompson/CCBN’s individual investor center at www.fulldisclosure.com, or any of Thompson/CCBN’s Investor Distribution Network websites. The event will be archived on the Company’s website for 90 days. If Internet access is unavailable, the conference may also be heard live (listen-only) via telephone by dialing 800-591-6942 in the United States and entering the participant passcode 18579515. International participants should dial 617-614-4909 and enter the participant passcode 18579515.

ABOUT RENASANT CORPORATION:

Renasant Corporation is the parent of Renasant Bank and Renasant Insurance. As of September 30, 2008, Renasant had assets of approximately $3.7 billion and operated over 65 banking, mortgage, financial services and insurance offices in Mississippi, Tennessee and Alabama.

NOTE TO INVESTORS:

This news release may contain, or incorporate by reference, statements which may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward looking statements usually include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions.

Prospective investors are cautioned that any such forward-looking statements are not guarantees for future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include significant fluctuations in interest rates, inflation, economic recession, significant changes in the federal and state legal and regulatory environment, significant underperformance in our portfolio of outstanding loans, and competition in our markets. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

###

RENASANT CORPORATION

(Unaudited)

(Dollars in thousands, except per share data)

	2008			2007				Q3 2008- Q3 2007 Percent Variance	For the Nine Months Ended September 30,
Statement of earnings	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter		2008	2007	Percent Variance
Interest income - taxable equivalent basis	$50,904	$51,386	$54,324	$57,339	$57,571	$44,399	$42,534	(11.58)	$156,614	$144,504	8.38
Interest income	$50,004	$50,465	$53,383	$56,316	$56,636	$43,541	$41,710	(11.71)	$153,852	$141,887	8.43
Interest expense	22,063	22,963	26,226	29,373	29,938	22,022	21,049	(26.30)	71,252	73,009	(2.41)

Net interest income	27,941	27,502	27,157	26,943	26,698	21,519	20,661	4.66	82,600	68,878	19.92

Provision for loan losses	3,000	2,200	2,625	1,975	1,313	800	750	128.48	7,825	2,863	173.31

Net interest income after provision	24,941	25,302	24,532	24,968	25,385	20,719	19,911	(1.75)	74,775	66,015	13.27

Service charges on deposit accounts	5,861	5,750	5,433	5,526	5,239	4,919	4,844	11.87	17,044	15,002	13.61
Fees and commissions on loans and deposits	4,198	4,481	3,765	3,834	4,104	4,060	3,728	2.29	12,444	11,892	4.64
Insurance commissions and fees	920	838	857	891	930	918	810	(1.08)	2,615	2,658	(1.62)
Trust revenue	597	670	626	806	806	680	567	(25.93)	1,893	2,053	(7.79)
Gain (loss) on sale of securities	—	—	—	—	—	(1)	79	—	—	78	(100.00)
Gain on sale of mortgage loans	1,352	1,311	1,521	1,291	1,201	1,225	1,146	12.57	4,184	3,572	17.13
Other	716	740	1,655	849	1,166	1,066	1,503	(38.59)	3,111	3,735	(16.71)

Total non-interest income	13,644	13,790	13,857	13,197	13,446	12,867	12,677	1.47	41,291	38,990	5.90

Salaries and employee benefits	15,250	14,849	14,718	13,970	15,010	13,083	12,927	1.60	44,817	41,020	9.26
Occupancy and equipment	3,399	3,413	3,373	3,371	3,269	2,836	2,731	3.98	10,185	8,836	15.27
Data processing	1,289	1,303	1,307	993	1,425	1,265	1,202	(9.54)	3,899	3,892	0.18
Amortization of intangibles	610	578	584	596	610	391	394	—	1,772	1,395	27.03
Other	7,236	7,555	6,816	6,513	6,375	5,792	5,247	13.51	21,607	17,414	24.08

Total non-interest expense	27,784	27,698	26,798	25,443	26,689	23,367	22,501	4.10	82,280	72,557	13.40

Income before income taxes	10,801	11,394	11,591	12,722	12,142	10,219	10,087	(11.04)	33,786	32,448	4.12
Income taxes	3,243	3,409	3,314	3,967	3,845	3,132	3,125	(15.66)	9,966	10,102	(1.35)

Net income	$7,558	$7,985	$8,277	$8,755	$8,297	$7,087	$6,962	(8.91)	$23,820	$22,346	6.60

Basic earnings per share	$0.36	$0.38	$0.40	$0.42	$0.39	$0.42	$0.45	(7.69)	$1.14	$1.25	(8.80)
Diluted earnings per share	0.36	0.38	0.39	0.41	0.39	0.41	0.44	(7.69)	1.13	1.23	(8.13)

Average basic shares outstanding	20,980,557	20,946,287	20,878,478	20,953,099	21,096,156	17,029,781	15,554,515	(0.55)	20,926,567	17,913,783	16.82
Average diluted shares outstanding	21,175,465	21,205,208	21,133,235	21,297,082	21,437,848	17,292,914	15,865,906	(1.22)	21,146,878	18,212,909	16.11

Common shares outstanding	21,013,427	20,954,627	20,930,871	20,841,365	20,983,501	18,356,974	15,560,006	0.14	21,013,427	20,983,501	0.14
Cash dividend per common share	$0.17	$0.17	$0.17	$0.17	$0.17	$0.16	$0.16	—	$0.51	$0.49	4.08

Performance ratios
Return on average shareholders’ equity	7.40%	7.82%	8.21%	8.74%	8.45%	9.74%	11.05%		7.84%	9.54%
Return on average shareholders’ equity, excluding amortization expense	7.76%	8.17%	8.57%	9.10%	8.83%	10.07%	11.44%		8.19%	9.90%
Return on average assets	0.80%	0.86%	0.92%	0.96%	0.94%	1.04%	1.06%		0.86%	1.00%
Return on average assets, excluding amortization expense	0.84%	0.89%	0.96%	1.00%	0.98%	1.07%	1.10%		0.90%	1.04%

Net interest margin (FTE)	3.45%	3.43%	3.52%	3.48%	3.52%	3.66%	3.67%		3.46%	3.60%
Yield on earning assets (FTE)	6.08%	6.20%	6.81%	7.14%	7.32%	7.25%	7.27%		6.36%	7.29%
Average earning assets to average assets	88.93%	88.83%	88.44%	88.41%	88.71%	89.74%	89.13%		88.74%	89.18%
Average loans to average deposits	104.03%	101.20%	99.90%	99.91%	94.02%	87.00%	86.12%		101.67%	89.42%

Noninterest income (less securities gains/losses) to average assets	1.45%	1.48%	1.54%	1.45%	1.52%	1.89%	1.92%		1.49%	1.75%
Noninterest expense to average assets	2.95%	2.97%	2.97%	2.80%	3.01%	3.43%	3.43%		2.96%	3.26%
Net overhead ratio	1.50%	1.49%	1.43%	1.35%	1.49%	1.54%	1.51%		1.48%	1.51%
Efficiency ratio (FTE)	65.40%	65.61%	63.87%	61.81%	64.97%	66.30%	65.87%		64.96%	65.67%

* Percent variance not meaningful

RENASANT CORPORATION

(Unaudited)

(Dollars in thousands, except per share data)

	2008			2007				Q3 2008- Q3 2007 Percent Variance	For the Nine Months Ended September 30,
Average balances	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter		2008	2007	Percent Variance
Total assets	$3,744,069	$3,752,401	$3,629,623	$3,605,684	$3,515,669	$2,735,556	$2,663,515	6.50	$3,708,888	$2,973,780	24.72
Earning assets	3,329,651	3,333,176	3,210,112	3,187,663	3,118,727	2,454,953	2,373,908	6.76	3,291,122	2,651,989	24.10
Securities	735,977	704,694	555,174	542,235	548,612	476,742	444,420	34.15	665,540	490,371	35.72
Loans, net of unearned	2,571,069	2,611,843	2,631,101	2,630,255	2,557,185	1,954,517	1,885,122	0.54	2,604,548	2,134,737	22.01
Intangibles	194,382	195,949	197,036	196,718	194,743	97,697	98,094	(0.19)	195,783	129,142	51.60

Non-interest bearing deposits	$287,197	$298,692	$293,528	$300,782	$298,278	$257,273	$258,071	(3.71)	$293,081	$272,065	7.72
Interest bearing deposits	2,143,680	2,233,380	2,301,291	2,302,862	2,389,220	1,951,730	1,899,474	(10.28)	2,225,799	2,081,915	6.91
Total deposits	2,430,877	2,532,072	2,594,819	2,603,644	2,687,498	2,209,003	2,157,545	(9.55)	2,518,880	2,353,980	7.01
Other borrowings	871,744	774,052	587,957	547,946	385,589	201,743	212,762	126.08	745,048	270,035	175.91
Shareholders’ equity	406,571	410,780	405,355	397,516	389,621	291,864	255,470	4.35	406,072	313,199	29.65

Asset quality data
Nonaccrual loans	$20,578	$17,659	$16,090	$14,231	$12,657	$5,905	$6,368	62.58	$20,578	$12,657	62.58
Loans 90 past due or more	9,077	8,962	5,888	2,046	2,125	1,648	3,913	327.15	9,077	2,125	327.15

Non-performing loans	29,655	26,621	21,978	16,277	14,782	7,553	10,281	100.62	29,655	14,782	100.62
Other real estate owned and repossessions	21,901	13,111	12,802	8,584	3,168	2,309	2,897	591.32	21,901	3,168	591.32

Non-performing assets	$51,556	$39,732	$34,780	$24,861	$17,950	$9,862	$13,178	187.22	$51,556	$17,950	187.22

Net loan charge-offs (recoveries)	$1,624	$2,823	$1,726	$2,397	$377	$277	$202	330.77	$6,173	$856	621.14
Allowance for loan losses	28,024	26,647	27,271	26,372	26,926	20,605	20,082	4.08	28,024	26,926	4.08

Non-performing loans / total loans	1.17%	1.05%	0.85%	0.63%	0.57%	0.38%	0.54%		1.17%	0.57%
Non-performing assets / total assets	1.38%	1.05%	0.94%	0.69%	0.50%	0.35%	0.48%		1.38%	0.50%
Allowance for loan losses / total loans	1.11%	1.05%	1.06%	1.02%	1.04%	1.04%	1.06%		1.11%	1.04%
Allowance for loan losses / non-performing loans	94.50%	100.10%	124.08%	162.02%	182.15%	272.81%	195.33%		94.50%	182.15%
Annualized net loan charge-offs / average loans	0.25%	0.43%	0.26%	0.36%	0.06%	0.06%	0.04%		0.32%	0.05%

Balances at period end
Total assets	$3,725,209	$3,782,196	$3,699,276	$3,612,287	$3,584,519	$2,791,295	$2,754,930		$3,725,209	$3,584,519	3.92
Earning assets	3,284,813	3,339,511	3,267,329	3,179,153	3,168,182	2,494,569	2,460,185		3,284,813	3,168,182	3.68
Securities	708,406	741,154	636,338	539,590	543,017	460,606	462,588		708,406	543,017	30.46
Mortgage loans held for sale	35,976	43,487	33,062	37,468	25,911	38,048	29,098		35,976	25,911	38.84
Loans, net of unearned	2,525,424	2,541,012	2,580,911	2,586,693	2,588,563	1,977,941	1,889,799		2,525,424	2,588,563	(2.44)
Intangibles	194,022	194,688	196,264	197,314	196,643	97,286	97,902		194,022	196,643	(1.33)

Non-interest bearing deposits	$287,850	$305,877	$304,171	$299,394	$315,813	$274,336	$273,726		$287,850	$315,813	(8.85)
Interest bearing deposits	2,124,318	2,161,301	2,322,471	2,248,427	2,348,064	1,949,018	1,991,620		2,124,318	2,348,064	(9.53)
Total deposits	2,412,168	2,467,178	2,626,642	2,547,821	2,663,877	2,223,354	2,265,346		2,412,168	2,663,877	(9.45)
Other borrowings	870,326	878,813	623,906	624,388	483,988	218,045	200,764		870,326	483,988	79.82
Shareholders’ equity	406,267	403,795	409,827	399,073	392,312	316,634	258,566		406,267	392,312	3.56

Market value per common share	$21.71	$14.73	$22.50	$21.57	$21.63	$22.74	$24.68		$21.71	$21.63	0.37
Book value per common share	19.33	19.27	19.58	19.15	18.70	17.25	16.62		19.33	18.70	3.41
Tangible book value per common share	10.10	9.98	10.20	9.68	9.32	11.95	10.33		10.10	9.32	8.32
Shareholders’ equity to assets (actual)	10.91%	10.68%	11.08%	11.05%	10.94%	11.34%	9.39%		10.91%	10.94%
Tangible capital ratio	6.01%	5.83%	6.10%	5.91%	5.78%	8.14%	6.05%		6.01%	5.78%
Leverage ratio	8.30%	8.12%	8.23%	8.09%	8.26%	11.02%	8.85%		8.30%	8.26%

Detail of Loans by Category
Commercial, financial, agricultural	$299,233	$303,385	$310,497	$317,866	$336,157	$265,062	$243,274		$299,233	$336,157	(10.98)
Lease financing	1,943	2,130	2,304	2,557	2,906	3,409	3,833		1,943	2,906	(33.14)
Real estate - construction	241,661	335,430	385,957	386,184	401,652	247,241	231,311		241,661	401,652	(39.83)
Real estate - 1-4 family mortgages	877,045	857,165	846,626	850,658	841,266	669,557	654,604		877,045	841,266	4.25
Real estate - commercial mortgages	1,032,797	972,111	954,131	948,322	925,001	715,408	676,015		1,032,797	925,001	11.65
Installment loans to individuals	72,745	70,791	81,396	81,006	81,581	77,264	80,762		72,745	81,581	(10.83)

Loans, net of unearned	$2,525,424	$2,541,012	$2,580,911	$2,586,593	$2,588,563	$1,977,941	$1,889,799		$2,525,424	$2,588,563	(2.44)

* Percent variance not meaningful